                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 14, 2000


I.  RECONCILIATION OF COLLECTION ACCOUNT:

      End of Period Collection Account Balance as of Prior Payment Date:                                                  519,876.79
      Available Funds:
        Contract Payments due and received in this period                                                               4,676,259.19
        Contract Payments due in prior period(s) and received in this period                                              712,537.67
        Contract Payments received in this period for next period                                                         296,163.60
        Sales, Use and Property Tax, Maintenance, Late Charges                                                            148,793.28
        Prepayment Amounts related to early termination in this period                                                     80,369.00
        Servicer Advance                                                                                                  532,911.25
        Proceeds received from recoveries on previously Defaulted Contracts                                                     0.00
        Transfer from Reserve Account                                                                                           0.00
        Interest earned on Collection Account                                                                              21,462.42
        Interest earned on Affiliated Account                                                                              15,308.85
        Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                             0.00
        Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted contract < Predecessor
            contract)                                                                                                           0.00
        Amounts paid under insurance policies                                                                                   0.00
        Any other amounts                                                                                                       0.00

                                                                                                                       -------------
      Total Available Funds                                                                                             7,003,682.05
      Less: Amounts to be Retained in Collection Account                                                                  616,841.38
                                                                                                                       -------------
      AMOUNT TO BE DISTRIBUTED                                                                                          6,386,840.67
                                                                                                                       =============


      DISTRIBUTION OF FUNDS:
        1.     To Trustee -  Fees                                                                                               0.00
        2.     To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                                 712,537.67
        3.     To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)

                     a) Class A1 Principal and Interest                                                                 3,093,786.84
                     a) Class A2 Principal (distributed after A1 Note matures) and Interest                               259,723.75
                     a) Class A3 Principal (distributed after A2 Note matures) and Interest                               574,429.17
                     a) Class A4 Principal (distributed after A3 Note matures) and Interest                               681,965.63
                     b) Class B Principal and Interest                                                                     79,633.15
                     c) Class C Principal and Interest                                                                    160,077.80
                     d) Class D Principal and Interest                                                                    109,292.54
                     e) Class E Principal and Interest                                                                    152,305.87

        4.     To Reserve Account for Requirement per Indenture Agreement Section 3.08                                          0.00
        5.     To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                     a) Residual Interest (Provided no Restricting or Amortization Event in effect)                       170,971.42
                     b) Residual Principal (Provided no Restricting or Amortization Event in effect)                       96,853.93
                     c)  Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)                 0.00
        6.     To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts                 185,564.55
        7.     To Servicer, Servicing Fee and other Servicing Compensations                                               109,698.35
                                                                                                                       -------------
      TOTAL FUNDS DISTRIBUTED                                                                                           6,386,840.67
                                                                                                                       =============

                                                                                                                       -------------
      End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}          616,841.38
                                                                                                                       =============

II. RESERVE ACCOUNT

Beginning Balance                                                                                                      $2,925,289.09
          - Add Investment Earnings                                                                                             0.00
          - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                      0.00
          - Less Distribution to Certificate Account                                                                            0.00
                                                                                                                       -------------
End of period balance                                                                                                  $2,925,289.09
                                                                                                                       =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                             $2,925,289.09
                                                                                                                       =============

                       DVI RECEIVABLES XL. L.L.C. 2000-1
                                SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 14, 2000


III.   CLASS A NOTE PRINCIPAL BALANCE


Beginning Principal Balance of the Class A Notes
                          Pool A                                            177,931,837.52
                          Pool B                                             79,493,162.48
                                                                            --------------
                                                                                                       257,425,000.00
Class A Overdue Interest, if any                                                      0.00
Class A Monthly Interest - Pool A                                             1,222,631.63
Class A Monthly Interest - Pool B                                               546,225.21

Class A Overdue Principal, if any                                                     0.00
Class A Monthly Principal - Pool A                                            1,310,016.32
Class A Monthly Principal - Pool B                                            1,531,032.23
                                                                            --------------
                                                                                                         2,841,048.55
Ending Principal Balance of the Class A Notes
                          Pool A                                            176,621,821.20
                          Pool B                                             77,962,130.25
                                                                            --------------             --------------
                                                                                                       254,583,951.45
                                                                                                       ==============

---------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                     Principal Paid Per $1,000                               Ending Principal
Original Face $257,425,000                   Original Face $257,425,000                              Balance Factor
 $   6.871348                                 $                  11.036413                              98.896359%
---------------------------------------------------------------------------------------------------------------------


IV.   CLASS A NOTE PRINCIPAL BALANCE


Beginning Principal Balance of the Class A Notes
                          Class A1                                           39,800,000.00
                          Class A2                                           39,000,000.00
                          Class A3                                           83,000,000.00
                          Class A4                                           95,625,000.00

                                                                             -------------

Class A Monthly Interest                                                                               257,425,000.00
                          Class A1 (Actual Number Days/360)                     252,738.29
                          Class A2                                              259,723.75
                          Class A3                                              574,429.17
                          Class A4                                              681,965.63

                                                                             -------------

Class A Monthly Principal
                          Class A1                                            2,841,048.55
                          Class A2                                                    0.00
                          Class A3                                                    0.00
                          Class A4                                                    0.00

                                                                             -------------
                                                                                                          2,841,048.55
Ending Principal Balance of the Class A2 Notes
                          Class A1                                           36,958,951.45
                          Class A2                                           39,000,000.00
                          Class A3                                           83,000,000.00
                          Class A4                                           95,625,000.00

                                                                             -------------             --------------
                                                                                                       254,583,951.45

Class A1
---------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                     Principal Paid Per $1,000                               Ending Principal
Original Face $39800,000                     Original Face $39800,000                                Balance Factor
 $   6.350208                                 $                  71.383129                              92.861687%
---------------------------------------------------------------------------------------------------------------------

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 14, 2000


V.   CLASS B NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class B Notes
                                          Pool A                   3,032,288.90
                                          Pool B                   1,354,711.10
                                                                   ------------
                                                                                      4,387,000.00

           Class B Overdue Interest, if any                                0.00
           Class B Monthly Interest - Pool A                          21,569.68
           Class B Monthly Interest - Pool B                           9,636.51
           Class B Overdue Principal, if any                               0.00
           Class B Monthly Principal - Pool A                         22,329.82
           Class B Monthly Principal - Pool B                         26,097.14
                                                                   ------------
                                                                                         48,426.96
           Ending Principal Balance of the Class B Notes
                                          Pool A                   3,009,959.08
                                          Pool B                   1,328,613.96
                                                                   ------------       ------------
                                                                                      4,338,573.04
                                                                                      ============

           -----------------------------------------------------------------------------------------------------------
           Interest Paid Per $1,000                 Principal Paid Per $1,000                         Ending Principal
           Original Face $4,387,000                 Original Face $4,387,000                          Balance Factor
            $            7.113333                    $                11.038742                           98.896126%
           -----------------------------------------------------------------------------------------------------------


VI.   CLASS C NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class C Notes
                                          Pool A                   6,065,269.01
                                          Pool B                   2,709,730.99
                                                                   ------------
                                                                                     8,775,000.00

           Class C Overdue Interest, if any                                0.00
           Class C Monthly Interest - Pool A                          43,700.26
           Class C Monthly Interest - Pool B                          19,523.61
           Class C Overdue Principal, if any                               0.00
           Class C Monthly Principal - Pool A                         44,659.65
           Class C Monthly Principal - Pool B                         52,194.28
                                                                   ------------
                                                                                        96,853.93
           Ending Principal Balance of the Class C Notes
                                          Pool A                   6,020,609.36
                                          Pool B                   2,657,536.71
                                                                   ------------
                                                                                     ============
                                                                                     8,678,146.07
                                                                                     ============

           --------------------------------------------------------------------------------------------------------------------
           Interest Paid Per $1,000                 Principal Paid Per $1,000                         Ending Principal
           Original Face $8,775,000                 Original Face $8,775,000                          Balance Factor
            $            7.204999                    $                11.037485                           98.896252%
           --------------------------------------------------------------------------------------------------------------------

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 14, 2000


VII.   CLASS D NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class D Notes
                                          Pool A                4,043,512.67
                                          Pool B                1,806,487.33
                                                                ------------
                                                                                    5,850,000.00

           Class D Overdue Interest, if any                             0.00
           Class D Monthly Interest - Pool A                       30,912.65
           Class D Monthly Interest - Pool B                       13,810.60
           Class D Overdue Principal, if any                            0.00
           Class D Monthly Principal - Pool A                      29,773.10
           Class D Monthly Principal - Pool B                      34,796.19
                                                                ------------
                                                                                       64,569.29
           Ending Principal Balance of the Class D Notes
                                          Pool A                4,013,739.57
                                          Pool B                1,771,691.14
                                                                ------------        ------------
                                                                                    5,785,430.71
                                                                                    ============

           -----------------------------------------------------------------------------------------------------------
           Interest Paid Per $1,000                 Principal Paid Per $1,000                         Ending Principal
           Original Face $5,850,000                 Original Face $5,850,000                          Balance Factor
            $       7.645000                         $                11.037485                           98.896251%
           -----------------------------------------------------------------------------------------------------------


VIII.   CLASS E NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class E Notes
                                          Pool A                5,054,736.44
                                          Pool B                2,258,263.56
                                                                ------------
                                                                                    7,313,000.00

           Class E Overdue Interest, if any                             0.00
           Class E Monthly Interest - Pool A                       49,485.87
           Class E Monthly Interest - Pool B                       22,108.40
           Class E Overdue Principal, if any                            0.00
           Class E Monthly Principal - Pool A                      37,216.37
           Class E Monthly Principal - Pool B                      43,495.23
                                                                ------------
                                                                                       80,711.60
           Ending Principal Balance of the Class E Notes
                                          Pool A                5,017,520.07
                                          Pool B                2,214,768.33
                                                                ------------        ------------
                                                                                    7,232,288.40
                                                                                    ============

           -----------------------------------------------------------------------------------------------------------
           Interest Paid Per $1,000                 Principal Paid Per $1,000                         Ending Principal
           Original Face $7,313,000                 Original Face $7,313,000                          Balance Factor
            $            9.790000                    $                11.036729                           98.896327%
           -----------------------------------------------------------------------------------------------------------

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 14, 2000


IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

           Beginning Residual Principal Balance
                                          Pool A                                6,067,971.20
                                          Pool B                                2,710,938.23
                                                                                ------------
                                                                                                                    8,778,909.43

           Residual Interest - Pool A                                             121,229.55
           Residual Interest - Pool B                                              49,741.87
           Residual Principal - Pool A                                             44,659.65
           Residual Principal - Pool B                                             52,194.28
                                                                                ------------
                                                                                                                       96,853.93
           Ending Residual Principal Balance
                                          Pool A                                6,023,311.55
                                          Pool B                                2,658,743.95
                                                                                ------------                        ------------
                                                                                                                    8,682,055.50
                                                                                                                    ============


X.   PAYMENT TO SERVICER

            - Collection period Servicer Fee                                                                          109,698.35
            - Servicer Advances reimbursement                                                                         712,537.67
            - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                         185,564.55
                                                                                                                    ------------
           Total amounts due to Servicer                                                                            1,007,800.57
                                                                                                                    ============

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 14, 2000


XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
         beginning of the related Collection Period                                                                  202,195,615.75

      Aggregate Discounted Contract Balance of Additional Contracts acquired during
         Collection Period                                                                                                     0.00

      Decline in Aggregate Discounted Contract Balance                                                                 1,488,654.91

      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                                                                                                                     --------------
         ending of the related Collection Period                                                                     200,706,960.84
                                                                                                                     ==============

      Components of Decline in Aggregate Discounted Contract Balance:
          - Principal portion of Contract Payments  and Servicer Advances                         1,409,841.07

          - Principal portion of Prepayment Amounts                                                  78,813.84

          - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02             0.00

          - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                 Contracts during the Collection Period                                                   0.00

          - Aggregate Discounted Contract Balance of Substitute Contracts added during
                 Collection Period                                                                        0.00

          - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                 during Collection Period                                                                 0.00

                                                                                                  ------------
                        Total Decline in Aggregate Discounted Contract Balance                    1,488,654.91
                                                                                                  ============


POOL B
      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
         beginning of the related Collection Period                                                                   90,333,293.68

      Aggregate Discounted Contract Balance of Additional Contracts acquired during
         Collection Period                                                                                                     0.00

      Decline in Aggregate Discounted Contract Balance                                                                 1,739,809.35

      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                                                                                                                     --------------
         ending of the related Collection Period                                                                      88,593,484.33
                                                                                                                     ==============

      Components of Decline in Aggregate Discounted Contract Balance:
          - Principal portion of Contract Payments  and Servicer Advances                         1,665,541.99

          - Principal portion of Prepayment Amounts                                                  74,267.36

          - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02             0.00

          - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                 Contracts during the Collection Period                                                   0.00

          - Aggregate Discounted Contract Balance of Substitute Contracts added during
                 Collection Period                                                                        0.00

          - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                 during Collection Period                                                                 0.00

                                                                                                  ------------
                        Total Decline in Aggregate Discounted Contract Balance                    1,739,809.35
                                                                                                  ============

                                                                                                                     --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                    289,300,445.17
                                                                                                                     ==============

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 14, 2000


XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

     POOL A                                                                                           Predecessor
                                                         Discounted                 Predecessor       Discounted
     Lease #      Lessee Name                            Present Value              Lease #           Present Value
     ----------------------------------------            -------------------        -----------       -------------------
                  NONE




                                                         -------------------                          -------------------
                                             Totals:                  $0.00                                        $0.00

     a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                       $          0.00

     b) ADCB OF POOL A AT CLOSING DATE                                                              $202,195,615.75

     c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                          0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                        $0.00

b)  Total discounted Contract Balance of Substitute Receivables                                                         $0.00

c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02      $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                                    YES           NO   X
                                                                                                          ---------     ---------


     POOL B                                                                                           Predecessor
                                                         Discounted                 Predecessor       Discounted
     Lease #      Lessee Name                            Present Value              Lease #           Present Value
     ----------------------------------------            -------------------        -----------       -------------------
                  NONE




                                                         -------------------                          -------------------
                                             Totals:                  $0.00                                        $0.00

     a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                       $         0.00

     b) ADCB OF POOL B AT CLOSING DATE                                                              $90,333,293.68

     c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                           0.00%

     * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                         $0.00

b)  Total discounted Contract Balance of Substitute Receivables                                                          $0.00

c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02       $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                                    YES           NO   X
                                                                                                          ---------     ---------

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 14, 2000


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

     POOL A - NON-PERFORMING                                                                          Predecessor
                                                         Discounted                 Predecessor       Discounted
     Lease #      Lessee Name                            Present Value              Lease #           Present Value
     ----------------------------------------            -------------------        -----------       -------------------
                  NONE




                                                         -------------------                          -------------------
                                             Totals:                  $0.00                                        $0.00

              a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                                 0.00

              b) ADCB OF POOL A AT CLOSING DATE                                                                    $202,195,615.75

              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                          $0.00

b)  Total discounted Contract Balance of Substitute Receivables                                                           $0.00

c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02        $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                                    YES           NO   X
                                                                                                          ---------     ---------

     POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                    Predecessor
                                                         Discounted                 Predecessor       Discounted
     Lease #      Lessee Name                            Present Value              Lease #           Present Value
     ----------------------------------------            -------------------        -----------       -------------------
                  NONE




                                                         -------------------                          -------------------
                                             Totals:                  $0.00                                        $0.00


              a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                        $         0.00

              b) ADCB OF POOL B AT CLOSING DATE                                                                   $90,333,293.68

              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                              0.00%

            * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS),
              THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                          $0.00

b)  Total discounted Contract Balance of Substitute Receivables                                                           $0.00

c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02        $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                                    YES           NO   X
                                                                                                          ---------     ---------

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 14, 2000



XV. POOL PERFORMANCE MEASUREMENTS


1.  AGGREGATE DISCOUNTED CONTRACT BALANCE

    CONTRACTS DELINQUENT > 90 DAYS                            TOTAL OUTSTANDING CONTRACTS
    This Month                         130,153.43             This Month                         289,300,445.17
    1 Month Prior                            0.00             1 Month Prior                      292,528,909.43
    2 Months Prior                           0.00             2 Months Prior                               0.00

    Total                              130,153.43             Total                              581,829,354.60

    a) 3 MONTH AVERAGE                  43,384.48             b) 3 MONTH AVERAGE                 193,943,118.20

    c) a/b                                  0.02%


2.  Does a Delinquency Condition Exist (1c > 6% )?
                                                                                                       Yes            No       X
                                                                                                           --------        ---------

3.  Restricting Event Check

    A. A Delinquency Condition exists for current period?                                              Yes            No       X
                                                                                                           --------        ---------
    B. An Indenture Event of Default has occurred and is then continuing?                              Yes            No       X
                                                                                                           --------        ---------

4.  Has a Servicer Event of Default occurred?                                                          Yes            No       X
                                                                                                           --------        ---------


5.  Amortization Event Check

    A. Is 1c  > 8% ?                                                                                   Yes            No       X
                                                                                                           --------        ---------
    B. Bankruptcy, insolvency, reorganization; default/violation of any covenant or obligation
         not remedied within 90 days?                                                                  Yes            No       X
                                                                                                           --------        ---------
    C. As of any Determination date, the sum of all defaulted contracts since the Closing date
         exceeds 6% of the ADCB on the Closing Date?                                                   Yes            No       X
                                                                                                           --------        ---------



6.  Aggregate Discounted Contract Balance at Closing Date     Balance  $270,243,724.70
                                                                       ---------------


    DELINQUENT LEASE SUMMARY

          Days Past Due            Current Pool Balance                   # Leases
                31 - 60                    8,110,081.12                         60
                61 - 90                      100,983.14                         10
               91 - 180                      130,153.43                          9



    Approved By:
    Lisa J. Cruikshank
    Vice President